Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(e)(1)	Amended and Restated Investment Management Agreement between Voya Variable Funds and Voya Investments, LLC dated November 18, 2014, as amended and restated on May 1, 2015 – Filed herein.